UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2007

GLOBAL ENERGY INC.
(Exact name of registrant as specified in its charter)

Nevada
(State of Incorporation)

000-28025
(Commission File Number)

86-0951473
(I.R.S. Employer Identification Number)

415 Madison Avenue, 15th Floor, New York, NY 10017
(Address of principal executive offices, including zip code)

646-673-8435
(Registrant's telephone Number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02. Unregistered Sales of Equity Securities

Issuance of Convertible Debenture in the Amount of $1,500,000

On October 21, 2007, we issued a 10% Secured Convertible Debenture (the “Debenture”) to YA Global Investments, L.P. (“YA Global”), for gross proceeds of $1,500,000. YA Global agreed to sell the debenture to us following the satisfactory completion of YA Global’s comprehensive due diligence review of our KDV technology.

The Debenture matures on October 31, 2010 and is convertible by the Debentureholder into common shares at a fixed conversion price of $2.20 per share subject to further adjustment as further set out in the Debenture. The Debenture is secured against all our assets. Amortizing payments of the outstanding principal amount of the Debentures and accrued interest at an annual rate equal to ten percent (10%) commence on the first business day on or after July 31, 2008, and continuing on the first business day of each successive calendar month thereafter until the principal amount has been repaid in full, whether by the payment of cash or by the conversion of the principal amount and interest into Common Stock. Each month we are required to pay accrued interest plus the product of $300,000, multiplied by the Holder Pro Rata Amount (as such term is defined in the Debenture) and the principal amount then outstanding. These payments may be made at our option by the issuance of our common stock at a price of $2.20 as may be adjusted in accordance with the terms of the debenture.

The Debenture was issued pursuant to the terms of our Securities Purchase Agreement with YA Global dated July 6, 2007. Under the terms of our Securities Purchase Agreement we agreed to purchase up to $4,000,000 in secured convertible debentures of YA Global. As of October 22, 2007 we have purchased two secured debentures totaling $2,000,000. Additional funds will be advanced to us by YA Global under the Securities Purchase Agreement subject to our filing a registration statement registering the resale of the shares underlying the debentures and upon such registration statement being declared effective. In conjunction with the issuance of the Debenture, we paid a cash commission of $105,000 to Yorkville Advisors LLC and a due diligence fee of $30,000 to Yorkville Advisors LLC.

There are limitations on the number of shares that can be issued by us in payment of principal and interest, tied to the volume of common stock traded on our principal trading market. If we fail to deliver stock certificates upon the conversion of the Debenture at the specified time and in the specified manner, we will be required to make substantial payments to the holders of the Debenture. We have agreed to register the common shares issuable upon conversion of the Debentures. We have agreed to have the registration statement go effective within 150 days after the closing date of the Debenture. Holders of the Debenture may require that we redeem any or all of the outstanding Debenture upon the occurrence of any one or more of events of default specified in the Debenture. Holders of Debentures are subject to certain limitations on their rights to convert the Debentures. The principal limitation is that unless waived, the holder may not convert into a number of shares that would, together with other shares held by the holder, exceed 4.99% of the then outstanding shares of our common stock after such conversion.

The conversion price of the Debenture is subject to adjustment. Under the agreements with the holders of the Debenture, we agreed that if we make certain offers or sales of our common stock (or securities convertible into common stock) to any third party remain unpaid or converted, adjustments would be made to the conversion price of the then unconverted Debentures. The conversion price of the Debentures also are subject to adjustment in the event of certain capital adjustments or similar transactions, such as a stock split or merger. Under certain circumstances, we will be obligated to pay liquidated damages to the holders of the Convertible Debentures if the registration statement is filed late and/or is not declared effective by the Securities and Exchange Commission within 150 days after the Closing Date. Similar payments will be required if the registration is subsequently suspended beyond certain agreed upon periods. The amount of liquidated damages that may become payable may be substantial.

The Debenture was issued pursuant to the exemption from registration under the United States Securities Act of 1933 provided by Section 4(2), Section 4(6) and/or Rule 506 of Regulation D promulgated under the 1933 Act to the investors and brokers who are “accredited investors” within the respective meanings ascribed to that term in Rule 501(a) under the 1933 Act. No advertising or general solicitation was employed in offering the securities.

Amendment of Initial Convertible Debenture of $500,000

On October 22, 2007 we amended the terms of the initial secured convertible debenture with YA Global dated July 10, 2007 and entered into an amended and restated secured convertible debenture. Pursuant to the terms of the amended debenture the maturity date of the convertible debenture was changed from July 6, 2010 to October 31, 2010.

Copies of the Securities Purchase Agreement, Debentures, Warrant Certificates, Registration Rights Agreement and Security Agreement relating to the above transactions are attached hereto or incorporated by reference from our current report on Form 8-K filed with the SEC on July 12, 2007. The foregoing descriptions of the above transactions are qualified in their entirety by reference to such exhibits, which are incorporated by reference herein.

Item 8.01. Other Information

The disclosure in Item 3.02 above is hereby incorporated by reference into this item.

Item 9.01. Financial Statements and Exhibits.

Exhibit
No.	Description
10.1	Amended and Restated Secured Convertible Debenture No. GEYI-1-1
10.2	Secured Convertible Debenture No. GEYI-1-2
10.3	Warrant Certificate No. GEY1-1 (incorporated by reference to our current report on Form 8-K filed on July 12, 2007)
10.4	Warrant Certificate No. GEY1-2 (incorporated by reference to our current report on Form 8-K filed on July 12, 2007)
10.4	Registration Rights Agreement (incorporated by reference to our current report on Form 8-K filed on July 12, 2007)
10.3	Securities Purchase Agreement (incorporated by reference to our current report on Form 8-K filed on July 12, 2007)
10.4	Registration Rights Agreement (incorporated by reference to our current report on Form 8-K filed on July 12, 2007)
10.5	Security Agreement (incorporated by reference to our current report on Form 8-K filed on July 12, 2007)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ENERGY INC.

Per:   /s/ Asi Shalgi

ASI SHALGI
President and Chief Executive Officer
Dated:   October 23, 2007